UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-177592	46-4757266
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4800 Montgomery Lane #450, Bethesda, MD 20814
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 202-524-6851

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Global Medical REIT Inc. (the “Company”) disclosed in its Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2014 that its Board of Directors intended to change the Company’s Fiscal Year from August 31 to December 31. The change in fiscal year was approved by the Company’s Board of Directors on December 31, 2014 and will become effective for its 2015 fiscal year, which will begin January 1, 2015 and end December 31, 2015. The Company plans to file a transition report on Form 10-KT for the four-month period from September 1, 2014 through December 31, 2014 within the time period prescribed by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

Date: January 7, 2015	By: /s/ David A. Young
David A. Young, Chief Executive Officer

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